Revenue from Services	3 Months Ended
Mar. 31, 2026
Future NRG Sdn. Bhd. [Member]
RevenueFromServicesLineItems [Line Items]
Revenue from Services

11. REVENUE FROM SERVICES

Revenue comprises clinical waste generator services and transportation and logistics services. Revenue is recognised at a point in time when control of the services is transferred to the customer, which generally occurs upon completion of the contracted service.

All revenue is denominated in Malaysian Ringgit (“RM”) and is generated from customers located in Malaysia.

For the three months ended 31 March 2026, one customer accounted for approximately 68% of the Company’s total revenue (31.3.2025: approximately 76%), resulting in a significant concentration of credit and business risk.